Filed pursuant to Rule 424(b)(3)

Registration Statement File No. 333-156397

PROSPECTUS SUPPLEMENT NO. 8

DATED DECEMBER 23, 2010

TO

PROSPECTUS DATED AUGUST 12, 2009

Cover-All Technologies Inc.

This Prospectus Supplement No. 8 supplements information contained in our Prospectus dated August 12, 2009 as supplemented by the Prospectus Supplement No. 1 dated August 14, 2009, the Prospectus Supplement No. 2 dated September 24, 2009, the Prospectus Supplement No. 3 dated November 13, 2009, the Prospectus Supplement No. 4 dated May 7, 2010, the Prospectus Supplement No. 5 dated May 11, 2010, the Prospectus Supplement No. 6 dated August 11, 2010 and the Prospectus Supplement No. 7 dated November 12, 2010 (as so supplemented, the “Prospectus”), relating to the offer and sale by the selling stockholders listed in the Prospectus of up to 9,876,584 shares of common stock of Cover-All Technologies Inc., and should be read in conjunction with the Prospectus. We will not receive any proceeds from the sale of the shares of common stock by selling stockholders.

This Prospectus Supplement includes the attached Annual Report on Form 10-K/A (Amendment No. 1) of Cover-All Technologies Inc. for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on December 22, 2010.

_____________________

BEFORE PURCHASING ANY OF THE SECURITIES COVERED BY THE PROSPECTUS, CAREFULLY READ AND CONSIDER THE RISK FACTORS INCLUDED IN THE PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus Supplement is December 23, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A
(Amendment No. 1)

☒	Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2009.
☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from ___to___.

Commission file number 0-13124

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2698053 (I.R.S. Employer Identification No.)

55 Lane Road, Fairfield, New Jersey (Address of principal executive office)	07004 (Zip Code)

(973) 461-5200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, par value $.01 per share

          Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

          Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act from their obligations under those Securities. Yes ☐ No ☒

          Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

          Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐

          Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “larger accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer (Do not check if a smaller reporting company) ☐	Smaller reporting company ☒

          Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant as of June 30, 2009, the last business day of the registrant’s most recently completed second fiscal quarter, was approximately $22,419,000.

As of March 15, 2010, there were 24,733,786 shares outstanding of our common stock.

Documents Incorporated by Reference:

Portions of the Registrant’s Proxy Statement for the 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 30, 2010, are incorporated by reference as described in Part III of the Registrant’s Form 10-K.

FORWARD-LOOKING STATEMENTS

           Certain of the matters discussed in this report, may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily subjective and involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievement described or implied by such statements. Certain of these forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of these terms or other comparable terminology, or by discussions of strategy, objectives, expectations, plans or intentions. Statements contained in this report that are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this report concerning or relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, through our senior management, from time to time we make forward-looking statements concerning our expected future operations and performance and other developments. Such forward-looking statements are necessarily estimates reflecting our best judgment based upon current information and involve a number of risks and uncertainties. Other factors may affect the accuracy of these forward-looking statements and our actual results may differ materially from the results anticipated in these forward-looking statements. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to, general conditions in the economy and capital markets. Except to the extent required by applicable laws and regulations, we undertake no obligations to update any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

           This Amendment No. 1 on Form 10-K/A (“Amendment No. 1”) amends our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as originally filed with the Securities and Exchange Commission (“SEC”) on March 19, 2010 (“Form 10-K”). This Amendment No. 1 is being filed to reflect the changes made in response to the comments received by us from the Staff of the SEC in connection with the Staff’s review of our Form 10-K, specifically with respect to Item 9A(T), “Controls and Procedures.” The complete text of the information as required by Item 9A(T) is set forth below and replaces the information in Item 9A(T) of the Form 10-K in its entirety. As required by Rule 12b-15 of the Exchange Act, new certifications by our principal executive officer and principal financial officer are being filed as exhibits herewith, and as such, we have also included Item 15. “Exhibits and Financial Statement Schedules” as part of this Amendment No. 1.

           This Amendment No. 1 should be read in conjunction with the Form 10-K and our filings made with the SEC subsequent to the filing of our Form 10-K. This Amendment No. 1 continues to speak as of the date of the Form 10-K and no attempt has been made to modify or update disclosures in the Form 10-K except as noted above. This Amendment No. 1 does not reflect events occurring after the filing of the Form 10-K or modify or update any related disclosures, and any information not affected by the amendments contained in this Amendment No. 1 is unchanged and reflects the disclosure made at the time of the filing of the Form 10-K with the SEC.

i

PART III

ITEM 9A. (T) CONTROLS AND PROCEDURES

DISCLOSURE CONTROLS AND PROCEDURES

           As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, of the effectiveness of the design and operation of the Company’s “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act). Based upon that evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is (1) recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and (2) accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

           The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Exchange Act defines internal control over financial reporting in Rule 13a-15(f) and 15d-15(f) as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

•

provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

•

provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the consolidated financial statements.

          Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

          The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2009. In making this assessment, the Company’s management used the criteria set forth by the Committee of Sponsoring Organizations, or COSO, of the Treadway Commission in “Internal Control – Integrated Framework.”

          Based upon its assessment, management concluded that, as of December 31, 2009, the Company’s internal control over financial reporting is effective based upon those criteria.

          This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this annual report.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

          There has been no change in our internal control over financial reporting during the quarter ended December 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

1

PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES

(a)	The following documents are filed as a part of this report.

	(1)	Financial Statements

Reference is made to the Index to Financial Statements on Page 32 of the Form 10-K.

	(2)	Financial Statement Schedule

	II - Valuation and Qualifying Accounts.	F-27 of the Form 10-K

All other schedules are omitted since the required information is not present or is not present in amounts sufficient to require submission of the schedules, or because the information required is included in the financial statements and notes thereto.

	(3)	Exhibits.

See Exhibit Index.

2

SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: December 22, 2010	By:	/s/ John W. Roblin
John W. Roblin
Chairman of the Board of Directors and
Chief Executive Officer

EXHIBIT INDEX

The following is a list of exhibits required by Item 601 of Regulation S-K filed as part of this Form 10-K. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

Exhibit No.	Description

2

Certificate of Merger of the Company Computer Systems, Inc. (a New York corporation) into the Registrant, filed on June 11, 1985 [incorporated by reference to Exhibit 2 to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 29, 1986].

3(a)

Certificate of Incorporation of the Registrant filed on April 22, 1985 [incorporated by reference to Exhibit 3 (a)to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 29, 1986].

3(b)

Certificate of Amendment of Certificate of Incorporation of the Registrant filed on May 6, 1987 [incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1 (Commission File No. 33-17533) filed on September 29, 1987].

3(c)

Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 26, 1990 [incorporated by reference to Exhibit 3(d) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on June 14, 1990].

3(d)

Certificate of Amendment of Certificate of Incorporation of the Registrant filed on March 18, 1992 [incorporated by reference to Exhibit 1 to the Registrant’s Current Report on Form 8-K (Commission File No. 0-13124) filed on March 30, 1992].

3(e)

Certificate of Amendment of Certificate of Incorporation of the Registrant [incorporated by reference to Exhibit 3(e) to the Registrant’s Amendment No. 1 to Registration Statement on Form S-3 (Commission File No. 0-13124) filed on July 10, 1996].

3(f)

Certificate of Amendment of Certificate of Incorporation of the Registrant filed on July 12, 2000 [incorporated by reference to Exhibit 3(g) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 11, 2000].

3(g)

By-laws of the Registrant, as amended [incorporated by reference to Exhibit 3(g) to the Registrant’s Amendment No. 1 to Registration Statement on Form S-3 (Commission file No. 0-13124) filed on July 10, 1996].

4	Form of Common Stock Certificate of the Registrant [incorporated by reference to Exhibit 4(a) to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 29, 1986].

10(a)

Warner Insurance Services, Inc. Tax Saver 401(k) Salary Reduction Plan adopted May 31, 1985 and restated as of August 11, 1992 [incorporated by reference to Exhibit 10(k) to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on January 28, 1993].

10(b)(1)†

1994 Stock Option Plan for Independent Directors adopted by the Board of Directors of the Registrant on November 10, 1994 [incorporated by reference to Exhibit 10(n)(1) to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on April 17, 1995].

10(c)(8)†

Amendment to Non-Qualified Stock Option Agreement, dated as of December 20, 2004, between the Registrant and Mark D. Johnston [incorporated by reference to Exhibit 10(c)(8) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 15, 2005].

10(c)(9)†

Amendment to Non-Qualified Stock Option Agreement, dated as of December 20, 2004, between the Registrant and Earl Gallegos [incorporated by reference to Exhibit 10(c)(9) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 15, 2005].

10(c)(10)†

Amendment to Incentive Stock Option Agreement, dated as of December 20, 2004, between the Registrant and John Roblin [incorporated by reference to Exhibit 10(c)(10) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 15, 2005].

10(c)(11)†

Amendment to Incentive Stock Option Agreement, dated as of December 20, 2004, between the Registrant and John Roblin [incorporated by reference to Exhibit 10(c)(11) to the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on August 15, 2005].

10(c)(14)†	Form of Non-Qualified Stock Option Agreement [incorporated by reference to Exhibit 10(c)(14) the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006].

10(c)(15)†	Form of Incentive Stock Option Agreement [incorporated by reference to Exhibit 10(c)(15) the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006].

10(c)(16)†	Form of Restricted Stock Grant Agreement [incorporated by reference to Exhibit 10(c)(16) the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006].

10(c)(17)†

Form of Non-Qualified Stock Option Agreement (for Consultants) [incorporated by reference to Exhibit 10 (c)(13) the Registrant’s Quarterly Report on Form 10-Q (Commission File No. 0-13124) filed on May 15, 2006].

10(c)(18)†

Cover-All Technologies, Inc. Amended and Restated 2005 Stock Incentive Plan [incorporated by reference to Exhibit 10(c)(18) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on March 27, 2008].

10(c)(19)†	Summary of 2009 Non-Employee Director Compensation dated March 2, 2009 [incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on March 2, 2009].

10(c)(20)†

Summary of 2010 Non-Employee Director Compensation dated March 12, 2010 [incorporated by reference to Exhibit 10(c)(20) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on March 16, 2010].

10(d)(1)

Lease Agreement, dated March 3, 2005, by and between the Registrant and Fairfield 80 Venture, LLC [incorporated by reference to Exhibit 10(d)(4) to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on March 25, 2005].

10(e)(3)†

Tuition Reimbursement Agreement, dated September 1, 2006, between the Registrant and Manish D. Shah [incorporated by reference to Exhibit 10(p) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on September 1, 2006].

10(e)(5)†

Employment Agreement, dated December 26, 2006, by and between the Registrant and John Roblin [incorporated by reference to Exhibit 10(e)(5) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on December 27, 2006].

10(e)(6)†

Amendment No. 1 to the Employment Agreement, dated April 26, 2007, between the Registrant and John Roblin [incorporated by reference to Exhibit 10(e)(6) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on April 30, 2007].

10(e)(7)†

Employment Agreement, dated December 26, 2007, by and between the Registrant and John Roblin [incorporated by reference to Exhibit 10(e)(7) to the Registrant’s Form 8-K (Commission File No. 0- 13124) filed on December 27, 2007].

10(e)(8)†

Employment Agreement, dated December 22, 2009, by and between the Registrant and John Roblin [incorporated by reference to Exhibit 10(e)(8) to the Registrant’s Form 8-K (Commission File No. 0- 13124) filed on December 23, 2009].

10(j)(i)

Asset Purchase Agreement, dated January 22, 2007, between the Registrant and Maloy Risk Services, Inc. [incorporated by reference to Exhibit 10(j)(i) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on January 26, 2007].

10(j)(ii)

Commission Agreement, dated January 22, 2007, between the Registrant and Maloy Risk Services, Inc. [incorporated by reference to Exhibit 10(j)(ii) to the Registrant’s Form 8-K (Commission File No. 0-13124) filed on January 26, 2007].

10(k)

Client Services Addendum, effective as of January 1, 2005, between the Registrant and AIG [incorporated by reference to Exhibit 10(k) to the Registrant’s Registration Statement on Form S-1/A (Commission File No. 333-156397) filed on August 6, 2009].***

14	Code of Ethics and Business Conduct [incorporated by reference to Exhibit 14 to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on March 31, 2006].

21	Subsidiaries of the Registrant [incorporated by reference to Exhibit 21 to the Registrant’s Annual Report on Form 10-K (Commission File No. 0-13124) filed on April 11, 1996].

23.1	Consent of MSPC [incorporated by reference to Exhibit 23.1 to the Registrant’s Form 10-K (Commission File No. 0-13124) filed on March 19, 2010].

31.1*	Certification of Chief Executive Officer pursuant to Securities Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Chief Financial Officer pursuant to Securities Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1*	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Filed herewith.

†	Denotes a management contract or compensatory plan or arrangement.

***	Confidential treatment has been requested for certain provisions of this Exhibit pursuant to Rule 24b-2 under the Exchange Act.

Exhibit 31.1

Certification of Chief Executive Officer pursuant to Securities Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, John W. Roblin, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Cover-All Technologies Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 22, 2010

/s/ John W. Roblin

Name: John W. Roblin
Title: Chief Executive Officer

Exhibit 31.2

Certification of Chief Financial Officer pursuant to Securities Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Ann F. Massey, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Cover-All Technologies Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 22, 2010

/s/ Ann F. Massey

Name: Ann F. Massey
Title: Chief Financial Officer

Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of Cover-All Technologies Inc., a Delaware corporation (the “Company”), on Form 10-K/A for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Roblin, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 22, 2010

/s/ John W. Roblin

Name:	John W. Roblin
Title:	Chief Executive Officer

Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of Cover-All Technologies Inc., a Delaware corporation (the “Company”), on Form 10-K/A for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ann F. Massey, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 22, 2010

/s/ Ann F. Massey

Name:	Ann F. Massey
Title:	Chief Financial Officer